Note 11 - Income Taxes - Schedule of Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Expected tax using statutory tax rate	$ 2,630	$ 3,376	$ 3,502
Tax-exempt income on state and municipal securities and political subdivision loans	(790)	(619)	(472)
Tax-exempt income on life insurance contracts	(228)	(85)	(77)
Deductible dividends paid to United Bancshares, Inc. ESOP	(182)	(73)	(44)
Tax Credits	(216)	(105)
Other, net	0	0	13
Total provision for income taxes	$ 1,214	$ 2,494	$ 2,922